Exhibit 99.9

FOURTH QUARTER AND FULL YEAR 2004 FIXED INCOME PRESENTATION JANUARY 20, 2005

Earnings Per Share Net Income $ 0.06 $0.49 $ 1.73 $ 1.46 Continuing Ops. -- Excl. Special Items 0.28 (0.02) 2.11 0.98 After-Tax Profits (Mils.) Net Income $ 104 $ 897 $3,487 $2,992 Continuing Ops. -- Excl. Special Items 555 (39) 4,280 2,087 Memo: Tax Rate (18.0)% 43.1 Pts. 22.5% 6.2 Pts. Pre-Tax Profits (Mils.) Incl. Special Items $(213) $ 922 $4,853 $3,514 Excl. Special Items 531 (339) 5,813 2,413 Revenue (Bils.) Total Sales and Revenue $44.7 $ (1.2) $170.8 $ 7.2 Automotive Sales 38.9 (0.9) 147.1 8.8 Vehicle Unit Sales (000) 1,751 (133) 6,798 62 Automotive Cash, Marketable and Loaned Securities and Short-term VEBA* (Bils.) Gross** $23.6 $(2.3) $23.6 $(2.3) Net of Total Debt 5.2 0.1 5.2 0.1 Operating-Related Cash Flow*** 1.5 0 1.0 0.9 TOTAL COMPANY FOURTH QUARTER AND FULL YEAR RESULTS 2004 B / (W) 2003 Fourth Quarter * Voluntary Employee Beneficiary Association (VEBA) Trust used to pre-fund certain employee benefit obligations ** See Slide 3 for calculation and Appendix for reconciliation to GAAP *** Before pension and long-term VEBA contributions and tax refunds; see Slide 3 for calculation and Appendix for reconciliation to GAAP 2004 B / (W) 2003 Full Year 1

AUTOMOTIVE SECTOR 2004 PLANNING ASSUMPTIONS AND OPERATIONAL METRICS Planning Assumptions Industry Volume -- U.S. (Mils.) 17.0 17.3 -- Europe (Mils.) 16.9 17.5 Operational Metrics Quality Improve in all regions Achieved Market Share Flat or improve in all regions Mixed Automotive Cost Performance* $500 million $882 million Capital Spending $7 billion $6.3 billion Operating-Related Cash Flow** $1.2 billion positive $1.0 billion 2004 Milestone * At constant volume, mix, and exchange, excluding special items ** Before pension and long-term VEBA contributions and tax refunds; see Slide 3 for calculation and Appendix for reconciliation to GAAP Base Full Year Results 2

AUTOMOTIVE SECTOR 2004 FOURTH QUARTER & FULL YEAR CASH* Fourth Quarter (Bils.) Cash, Marketable and Loaned Securities, Short-Term VEBA Assets December 31, 2004 $23.6 $ 23.6 September 30, 2004 / December 31, 2003 23.4 25.9 Change in Gross Cash $ 0.2 $ (2.3) Operating-Related Cash Flows Automotive Pre-Tax Profits** $(0.5) $0.9 Capital Spending (1.7) (6.3) Depreciation and Amortization 1.6 6.4 Changes in Receivables, Inventory, and Trade Payables 0.2 (0.4) Other -- Primarily Expense and Payment Timing Differences 1.9 0.4 Total Auto. Op.-Related Cash Flows (Excl. Contrib. and Tax Refunds) $ 1.5 $ 1.0 Pension and Long-Term VEBA Contributions $(2.0) $(5.0) Tax Refunds 0.3 0.3 Total Automotive Operating-Related Cash Flows $(0.2) $ (3.7) Other Cash Flows Capital Transactions w / Financial Services Sector $ 0.8 $ 4.2 Divestitures 0.1 0.5 Dividends to Shareholders (0.2) (0.7) All Other -- Primarily Net Reduction in Automotive Debt (0.3) (2.6) Total Change in Gross Cash $ 0.2 $ (2.3) * See Appendix for reconciliation to GAAP ** Excluding special items; see Appendix for reconciliation to GAAP Full Year (Bils.) 3

TOTAL COMPANY 2004 FINANCIAL PERFORMANCE Pre-Tax Income Automotive Americas North America $ 1.5 - $1.7 $1,466 South America (0.1) - 0 140 Europe / P.A.G. Europe (0.2) - (0.1) 114 P.A.G. 0.5 - 0.6 (740) Asia Pacific and Africa / Mazda 0 - 0.1 163 Total Automotive $ 0.9 - $1.1 $ 850 Financial Services 2.6 - 2.7 4,963 Total Company $ 3.5 - $3.8 $5,813 Full Year Earnings Per Share $1.20 - $1.30 $2.11 * Excluding special items; see Appendix for amounts and description of special items Milestone* (Bils.) Full Year Results* (Mils.) u X u + + + + + + 4

FINANCIAL SERVICES SECTOR FORD CREDIT RESULTS AND METRICS - FOURTH QUARTER Receivables (Bils.) On-Balance Sheet $128 $133 Securitized Off-Balance Sheet 47 35 Managed $175 $168 Charge-Offs (Mils.) On-Balance Sheet $606 $386 Managed 766 453 Loss-to-Receivables Ratio On-Balance Sheet 1.99% 1.23 % Managed - U.S. Retail and Lease 2.15 1.71 - Worldwide Total 1.73 1.09 Allow. for Credit Losses Worldwide Amount (Bils.) $2.9 $2.4 Pct. Of EOP Receivables 2.26% 1.83 % Leverage (To 1)** Financial Statement 12.0 12.6 Managed 13.0 13.7 Dividend (Bils.) $0.8 $0.9 2003 2004 Key Metrics Net Income (Mils.) $470 $543 ROE 14.9% 18.9% 2003 2004 East 794 859 4Q 594 839 Pre-Tax Profits (Mils.) 4th Qtr. 2003 4th Qtr. 2004 $794 $859 Fourth Quarter * Includes charge-offs on reacquired receivables; excluding the charge-offs on reacquired receivables, the ratios would be 1.88% in 2003 and 1.18% in 2004 ** See Appendix for calculation, definitions and reconciliation to GAAP * $65 5

FINANCIAL SERVICES SECTOR 2004 FORD CREDIT PRE-TAX PROFIT COMPARED WITH 2003 Fourth Quarter (Bils.) 2003 2004 Volume Other Fin Credit loss Lease Other 0.8 0.9 -0.1 0 0.2 0 0 $0 $(0.1) Financing Margin Lease Residual $0.2 Volume 2004 $0.9 $0 Other 2003 $0.8 $0.1 $0 Credit Loss Full Year (Bils.) 2003 2004 Volume Other Fin Credit loss Lease Other 3 4.4 -0.4 0.2 1 0.5 0.1 $0.2 $(0.4) Financing Margin Lease Residual $1.0 Volume 2004 $0.5 Other 2003 $0.1 Credit Loss $4.4 $3.0 $1.4 ROE 14.9% 18.9% 14.0% 23.7% 6

Q4 Q104 Q204 Q304 Q404 Worldwide Managed 0.0173 0.0099 0.0087 0.0095 0.0109 Worldwide Owned 0.0199 0.0107 0.0097 0.0112 0.0123 Managed Reserves as Pct. Of EOP Receivables Q4 Q104 Q204 Q304 Q404 Ford Credit U.S. Managed LTR 0.0215 0.0151 0.0116 0.0138 0.0171 Ford Credit U.S. Owned 0.0218 0.0149 0.0121 0.0147 0.0182 Managed Reserves as Pct. Of EOP Receivables CREDIT LOSS METRICS Managed Q4 Q104 Q204 Q304 Q404 Owned 500 315 292 334 386 Securitized 160 114 76 61 67 Worldwide Managed Charge-Offs (Mils.) On-Balance Sheet Securitized Off-Balance Sheet $368 Q4 Q1 Q2 Q3 2004 Q4 Q4 Q1 Q2 Q3 2004 Ford Credit U.S. Retail & Lease Loss-to-Receivables Ratio On-Balance Sheet* Managed Worldwide Loss-to-Receivables Ratio On-Balance Sheet* Q4 2003 2003 $766 * Includes charge-offs on reacquired receivables; see Appendix for ratios excluding charge-offs on reacquired receivables **Acceleration of charge-offs on non-U.S. delinquent accounts to 120 days Q4 Q1 Q2 Q3 Q4 $429 $395 2004 2003 $386 $453 $106** 7

Q4 Q104 Q204 Q304 Q404 Worldwide Owned 53 46 37 42 40 Q4 Q104 Q204 Q304 Q404 Worldwide Owned 3.68 3.24 2.72 3.09 3.04 CREDIT LOSS DRIVERS - FORD CREDIT U.S. RETAIL & LEASE* Q4 1Q04 2Q04 3Q04 4Q04 NON-BANKRUPT 0.0027 0.0021 0.0015 0.0019 0.0015 Over-60-Day Delinquencies Repossessions (000) Q4 Q104 Q204 Q304 Q404 Worldwide Owned 7300 6750 6450 6450 6650 Q4 Q1 Q2 Q3 Loss Severity Q4 Q3 Q4 Q1 Q2 2004 Q4 3.68% 3.24% 2.72% 3.09% Memo: New Bankruptcy Filings (000) 23 23 23 20 19 * On a serviced basis Q4 Q1 Q2 Q3 Q4 2003 Repo. Ratio 2004 2003 2004 2003 3.04% 8

Q4 2003 Q1 2004 Q2 2004 Q3 2004 Q4 2004 RR 24-Month 0.68 0.65 0.58 0.63 0.8 RR 36-Month 0.66 0.66 0.59 0.58 0.67 LEASE RESIDUAL PERFORMANCE Q4 2003 Q1 2004 Q2 2004 Q3 2004 Q4 2004 AV 24-Month 15290 15770 15910 15990 15740 AV 36-Month 12340 13180 13350 12890 12570 Ford Credit U.S. Auction Values (At Q4 2004 Mix) Ford Credit U.S. Lease Return Rates 36-Month 24-Month Q3 Q4 Q4 Q1 Q2 36-Month 24-Month Memo: WW Net Investment in Operating Leases (in billions) $23.2 $22.0 $21.6 $21.4 $21.9 Q3 Q4 Q4 Q1 Q2 2004 2003 2004 2003 Avg. 68% .. 9

PRESENT DEBT RATINGS - FORD & FORD CREDIT Agency Long- Term Outlook/ Trend Short- Term Dominion Bond Rating BBB (high) Stable R-1 (low) Service Fitch Ratings BBB+ Stable F2 Moody's Investors Service Ford Motor Baa1 Negative N/A Ford Credit A3 Negative P-2 Standard & Poor's BBB- Stable A-3 10

FORD CREDIT FUNDING STRUCTURE 2001 2002 2003 2004 2005 Equity 13 14 12.7 11 11 Term Debt/Other 132 124 129 120 100 Securitization 34 35 28 21 26 ABS CP 12 17 15 20 24 Commercial Paper 16 8 6 9 8.5 Overborrow -3 -7 -16 -12.7 -10 Equity Unsecured Commercial Paper Asset-Backed Commercial Paper $191 $168 $21 $124 $120 $14 $11 Year End 2002 Year End 2003 2005 Forecast $17 $35 Funding of Managed Receivables* (Billions) Securitized Funding as Percentage of Managed Receivables 27% 25% 24% 25-30% Year End 2004 $15 $28 $129 $13 Term Asset-Backed Securities Term Debt and Other $16 Cash and Cash Equivalents $13 $8 $6 $7 $20 $175 $160-165 $25-27 $100-105 $11 $8 - 10 $10-15 $23-25 $9 *From continuing operations 11

FORD CREDIT PUBLIC TERM FUNDING PLAN 2003 Actual (Bils.) 2004 Actual (Bils.) Transaction Type 2005 Forecast (Bils.) Memo: Prior Forecast $20 - 30 * YTD Actual through January 14, 2005 ** Retail issuance of less than $500 million *** Reflects new bonds issued; excludes asset sales to commercial paper conduits, whole-loan sales, and other structured financings Debt Institutional $15 $ 7 $ 5 - 9 $1 Retail 4 5 5 - 6 ** Total Debt $19 $ 12 $ 10 - 15 $1 Securitization*** 11 6 10 - 15 5 Total $30 $18 $ 20 - 30 $6 2005 YTD Actual * (Bils.) 12

Unsecured CP Bank Lines FCAR Motown Conduits Total Back-up liquidity 8.9 0.8 12.6 7 29.3 Global Bank Lines Other FCAR Motown Unused Conduits Cash Total Back-up liquidity 13.7 0.7 17.5 10 9.7 12.7 64.3 FORD CREDIT LIQUIDITY PROGRAMS Liquidity Global Other Bank FCAR Motown Unused Cash & Cash Total Lines Lines Lines Notes Conduits Equivalents Utilization of Liquidity Unsecured Bank FCAR Motown Total CP Lines Notes Liquidity exceeds utilization by $35 billion Billions at December 31, 2004 Billions at December 31, 2004 * * Includes $6.9 billion of Ford bank lines that Ford Credit and/or FCE can use at Ford's option ** Supported by a bank liquidity facility equal to at least 100% of the principal amount of FCAR and 5% of the principal amount of Motown Notes ** ** Motown Lines $0.5 13

Under 3 Months Under 6 Months Under 1 Year Under 2 Years Total Assets 58 69 87 112 135 Liabilities 32 37 47 68 114 LIQUIDITY PROFILE OF FORD CREDIT'S BALANCE SHEET Cumulative Maturities* - As of December 31, 2004 -- (Billions) * U.S., Europe, and Canada only Under 3 Months Under 6 Months Under 1 Year Under 2 Years Total Interest Earning Assets (excluding On-Balance Sheet Securitized) and Cash at Face Value Interest Bearing Debt (excluding On-Balance Sheet Securitization Debt) at Face Value 14

AUTOMOTIVE SECTOR BALANCE SHEET ACTIONS Reductions / (Increases) in Debt U.S. Senior Retirements $ 0.9 $1.3 Subordinated Redemptions 0 0.7 Retail Issuance (0.7) 0 All Other - Primarily Non-U.S. (0.2) 0.4 Subtotal $ 0 * $2.4 Pension Fund Contributions U.S. $ 2.0 $0.7 Non-U.S. 0.8 1.5 VEBA Contributions Long Term 2.0 2.8 Total $ 4.8 $7.4 * Excludes increases in debt related to adoption of FIN46 in 2003 (TOPrS $0.7 billion; convertible preferred $5.2 billion; other subsidiaries $0.8 billion) 2003 (Bils.) 2004 (Bils.) 15

PENSION UPDATE Worldwide Pre-Tax Expense (Bils.) $ 0.9 $ 0.9 Memo: Excluding Special Items - European Improvement Actions (Bils.) 0.8 0.8 Worldwide Pension Fund Contributions (Bils.) $ 2.8 $ 2.3* Year-End Funded Status (Bils.) U.S. - Funded Only $(2.0) $(1.5)** U.S. - Total (3.4) (3.0)** Worldwide (11.7) (11.9)** U.S. Plan Pension Fund Returns 26.1% 13.0 % Year-End Discount Rate 6.25% 5.75% * Includes $2.2 billion for automotive and $0.1 billion for non-automotive ** Preliminary estimate 2003 2004 TOTAL COMPANY 16

2003 2004 POST-RETIREMENT HEALTH CARE AND LIFE INSURANCE Worldwide Pre-Tax Expense (Bils.) $ 4.2 $ 2.4 Memo: Excluding Special Items - Visteon Agreement (Bils.) 2.5 2.4 Worldwide Retiree Benefit Payments (Bils.) $ 1.4 $ 1.5 VEBA Contributions (Bils.) $ 3.5 $ 2.8 Worldwide Year-End Funded Status (Bils.) $(28.8) $(31.6)* U.S. Plan Year-End Discount Rate 6.25% 5.75% * Preliminary estimate TOTAL COMPANY 17

2004 SUMMARY Ford Full Year Earnings per share of $2.11 from continuing operations, excluding special items, up 98 cents from 2003 Improved balance sheet Continued strong automotive liquidity Completed seasonal working capital funding Ford Credit Record earnings Favorable credit loss performance Strong liquidity, with ample access to unsecured and asset-backed funding sources Developed private securitization capacity (lease and European wholesale receivables) Expanded bank conduit and Motown Notes capacity Executed institutional funding in all major markets Grew retail debt issuance 18

SAFE HARBOR Greater price competition resulting from currency fluctuations, industry overcapacity or other factors; A significant decline in industry vehicle sales, particularly in the U.S. or Europe, resulting from slowing economic growth, geo- political events or other factors; Lower-than-anticipated market acceptance of new or existing products; Economic distress of suppliers that may require us to provide financial support or take other measures to ensure supplies of materials; Work stoppages at Ford or supplier facilities or other interruptions of supplies; The discovery of defects in vehicles resulting in delays in new model launches, recall campaigns or increased warranty costs; Increased safety, emissions, fuel economy or other regulation resulting in higher costs and/or sales restrictions; Unusual or significant litigation or governmental investigations arising out of alleged defects in our products or otherwise; Worse-than-assumed economic and demographic experience for our post-retirement benefit plans (e.g., investment returns, interest rates, health care cost trends, benefit improvements); Currency or commodity price fluctuations, including rising steel prices; Change in interest rates; A market shift from truck sales in the U.S.; Economic difficulties in any significant market; Higher prices for or reduced availability of fuel; Labor or other constraints on our ability to restructure our business; A change in our requirements under long-term supply arrangements under which we are obligated to purchase minimum quantities or pay minimum amounts; Credit rating downgrades; Inability to access debt or securitization markets around the world at competitive rates or in sufficient amounts; Higher-than-expected credit losses; Lower-than-anticipated residual values for leased vehicles; Increased price competition in the rental car industry and/or a general decline in business or leisure travel due to terrorist attacks, acts of war, epidemic diseases or measures taken by governments in response thereto that negatively affect the travel industry; and Our inability to implement the Revitalization Plan. Statements included herein may constitute "forward looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. These statements involve a number of risks, uncertainties, and other factors that could cause actual results to differ materially from those stated, including, without limitation: 19

APPENDIX

TOTAL COMPANY CALCULATION OF DILUTED EARNINGS PER SHARE Net Income (Mils.) Numerator After-Tax Profits $104 $555 $3,487 $4,280 Impact on Income from assumed conversion of convertible preferred securities -- 50 199 199 Income for diluted EPS $104 $605 $3,686 $4,479 Denominator Average shares outstanding 1,829 1,829 1,830 1,830 Net issuable shares, primarily stock options 15 15 14 14 Convertible preferred securities -- 282 282 282 Average shares for diluted EPS 1,844 2,126 2,126 2,126 Diluted EPS $ 0.06 $0.28 $1.73 $2.11 Cont. Ops. -- Excl. Special Items (Mils.) Fourth Quarter 2004 Net Income (Mils.) Cont. Ops. -- Excl. Special Items (Mils.) Full Year 2004 - Appendix page 1 -

TOTAL COMPANY
INCOME FROM CONTINUING OPERATIONS COMPARED WITH NET INCOME

	Fourth Quarter			Full Year		
	Earnings Per Share*	After-Tax Profit (Mils.)	Memo: Pre-Tax Profit** (Mils.)	Earnings Per Share*	After-Tax Profit (Mils.)	Memo: Pre-Tax Profit** (Mils.)
Income from Continuing Operations Excluding Special Items	$ 0.28	$ 555	$ 531	$ 2.11	$4,280	$5,813
Special Items						
- Visteon Charges	$(0.18)	$(390)	$ (600)	$(0.18)	$ (390)	$(600)
- Fuel Cell Technology Charges	(0.01)	(21)	(21)	(0.07)	(140)	(182)
- P.A.G. Improvement Plan	(0.03)	(56)	(87)	(0.03)	(71)	(110)
- European Improvement Plan	–	–	–	(0.02)	(32)	(49)
- Property Clean-up Settlement ***	0.01	29	45	0.01	29	45
- Disposition of Non-Core Businesses	(0.02)	(53)	(81)	(0.02)	(42)	(64)
Dilution Effect of Special Items	(0.02)	–	–	–	–	–
Total Special Items	$(0.25)	(491)	$ (744)	$(0.31)	$ (646)	$ (960)
Income from Continuing Operations	$ 0.03	$ 64	$ (213)	$ 1.80	$3,634	$4,853
Discontinued Operations	0.03	40		(0.07)	(147)	
Net Income	$ 0.06	$ 104		$ 1.73	$3,487	

* Earnings per share from continuing operations is calculated on a basis that includes pre-tax profit, provision for taxes, and minority interest
See Appendix for calculation

** See Appendix for complete reconciliation of EPS due to Discontinued Operations

*** Non-Automotive item

- Appendix page 2 -

TOTAL COMPANY INCOME FROM CONTINUING OPERATIONS COMPARED WITH NET INCOME After-Tax Profits (Mils.) Full Year 2004 Earnings Per Share* * Earnings per share from continuing operations is calculated on a basis that includes pre-tax profit, provision for taxes, and minority interest. See Appendix for calculation ** Non-Automotive item Income from Continuing Operations Excluding Special Items $ 5,813 $4,280 $ 2.11 Special Items - Visteon $ (600) (390) (0.18) - Fuel Cell Technology Charges (182) (140) (0.07) - P.A.G. Improvement Plan (110) (71) (0.03) - European Improvement Plan (49) (32) (0.02) - Property Clean-up Settlement** 45 29 0.01 - Disposition of Non-Core Business (64) (42) (0.02) Income from Continuing Operations $ 4,853 $3,634 $ 1.80 Discontinued Operations - Formula One Racing (227) (0.11) - Disposition of Other Non-Core Business 80 0.04 Net Income $3,487 $ 1.73 Pre-Tax Profits (Mils.) - Appendix page 3 -

TOTAL COMPANY 2003 - 2004 FOURTH QUARTER PRE-TAX RESULTS* North America $(1,392) $(1,107) $(1,597) $(637) $ 205 $ (470) South America (4) 44 -- -- (4) 44 Total Americas $(1,396) $(1,063) $(1,597) $(637) $ 201 $ (426) Europe $ (395) $ (69) $ (457) $ -- $ 62 $ (69) P.A.G. 114 (326) -- (71) 114 (255) Total Europe / P.A.G. $ (281) $ (395) $ (457) $ (71) $ 176 $ (324) Asia Pacific and Africa $ 26 $ (94) $ -- $ (81) $ 26 $ (13) Mazda & Assoc. Operations (22) (9) -- -- (22) (9) Total AP and Africa / Mazda $ 4 $ (103) $ -- $ (81) $ 4 $ (22) Other Automotive (319) 302 49 -- (368) 302 Total Automotive $(1,992) $(1,259) $(2,005) $(789) $ 13 $ (470) Financial Services 857 1,046 -- 45 857 1,001 Total Company $(1,135) $ (213) $(2,005) $(744) $ 870 $ 531 * From continuing operations 2003 (Mils.) 2004 (Mils.) Pre-Tax Profits (Incl. Special Items) Special Items Pre-Tax Profits (Excl. Special Items) 2003 (Mils.) 2004 (Mils.) 2003 (Mils.) 2004 (Mils.) - Appendix page 4 -

TOTAL COMPANY 2003 - 2004 FULL YEAR PRE-TAX RESULTS* North America $ 196 $ 668 $(1,597) $ (798) $ 1,793 $1,466 South America (129) 140 -- -- (129) 140 Total Americas $ 67 $ 808 $(1,597) $ (798) $ 1,664 $1,606 Europe $(1,620) $ 65 $ (513) $ (49) $(1,107) $ 114 P.A.G. 171 (834) -- (94) 171 (740) Total Europe / P.A.G. $(1,449) $ (769) $ (513) $ (143) $ (936) $ (626) Asia Pacific and Africa $(23) $ (36) $ -- $ (81) $ (23) $ 45 Mazda & Assoc. Operations 69 118 -- -- 69 118 Total AP and Africa / Mazda $ 46 $ 82 $ -- $ (81) $ 46 $ 163 Other Automotive (572) (276) 49 17 (621) (293) Total Automotive $(1,908) $ (155) $(2,061) $(1,005) $ 153 $ 850 Financial Services 3,247 5,008 -- 45 3,247 4,963 Total Company $ 1,339 $4,853 $(2,061) $ (960) $ 3,400 $5,813 * From continuing operations 2003 (Mils.) 2004 (Mils.) Pre-Tax Profits (Incl. Special Items) Special Items Pre-Tax Profits (Excl. Special Items) 2003 (Mils.) 2004 (Mils.) 2003 (Mils.) 2004 (Mils.) - Appendix page 5 -

AUTOMOTIVE SECTOR GROSS CASH RECONCILIATION TO GAAP Cash and Cash Equivalents $ 6.9 $ 10.1 $ 3.2 Marketable Securities 9.3 8.3 (1.0) Loaned Securities 5.7 1.1 (4.6) Total Cash / Market. Sec. $21.9 $19.5 $(2.4) Short-Term VEBA 4.0 4.1 0.1 Gross Cash $25.9 $23.6 $(2.3) Dec. 31, 2004 B / (W) Dec. 31 2003 (Bils.) Dec. 31 2004 (Bils.) Dec. 31 2003 (Bils.) - Appendix page 6 -

AUTOMOTIVE SECTOR GAAP RECONCILIATION OF OPERATING-RELATED CASH FLOWS Cash Flows from Operating Activities before Securities Trading $ 0 $ 3.6 $ 1.4 $ 0 Items Included in Operating-Related Cash Flows Capital Expenditures $(1.7) $(0.1) $(6.3) $ 0.9 Net Transactions Between Automotive and Financial Services Sectors 1.2 0.4 1.3 * 0.1 Exclusion of ST VEBA Cash Flows - Net (Drawdown) / Top-Up - (3.3) - (1.3) Other 0.3 0.8 (0.1) (0.4) Total Reconciling Items $(0.2) $(2.2) $(5.1) $ (0.7) Total Automotive Operating-Related Cash Flows $(0.2) $ 1.4 $(3.7) $ (0.7) Pension and Long Term VEBA Contribution 2.0 (1.3) 5.0 0.2 Tax Refunds (0.3) (0.1) (0.3) 1.4 Total Auto. Op.-Related Cash Flows $ 1.5 $ 0 $ 1.0 $ 0.9 (Excl. Contrib. and Tax Refunds) * Net transactions with Automotive / Financial Services line from Sector Cash Flows statement 4th Qtr. (Bils.) 2004 Full Year (Bils.) B / (W) Than 2003 (Bils.) B / (W) Than 2003 (Bils.) - Appendix page 7 -

FORD CREDIT KEY METRIC DEFINITIONS In addition to evaluating Ford Credit's financial performance on a GAAP financial statement basis, Ford Credit management also uses other criteria, some of which were previously disclosed in this presentation and are defined below. Information about the impact of on-balance sheet securitization is also included below : Managed Receivables -- receivables reported on Ford Credit's balance sheet and receivables Ford Credit sold in off-balance-sheet securitizations and continues to service Serviced Receivables -- includes managed receivables and receivables Ford Credit sold in whole-loan sale transactions (i.e., receivables for which Ford Credit has no continuing exposure or risk of loss) Charge-offs on Managed Receivables -- charge-offs associated with receivables reported on Ford Credit's balance sheet plus charge-offs associated with receivables Ford Credit sold in off-balance sheet securitizations and continues to service Impact of On-Balance Sheet Securitization -- retail installment receivables reported on Ford Credit's balance sheet include receivables sold in securitizations. These receivables have been legally sold to Ford Credit sponsored special purpose entities and are available only to pay securitization investors and other participants and are not available to pay the obligations of Ford Credit or the claims of Ford Credit's creditors. Debt reported on Ford Credit's balance sheet includes debt issued to securitization investors which is payable solely out of collections on the receivables supporting the securitization and is not the legal obligation of Ford Credit. - Appendix page 8 -

FORD CREDIT RATIO DEFINITIONS In addition to evaluating Ford Credit's financial performance on a GAAP financial statement basis, Ford Credit management also uses other criteria, some of which were previously disclosed in this presentation and are defined below: Leverage: Total Debt - Financial Statement Leverage = Equity Total Debt Securitized Off-Balance Sheet Receivables Cash and Cash Equivalents SFAS No. 133 Adjustments on Total Debt Equity Minority Interest SFAS No. 133 Adjustment on Equity - Managed Leverage + - - - = + - Retained Interest in Securitized Off-Balance Sheet Receivables Charge-offs = + Charge-offs on Reacquired Receivables Average Net Receivables Loss-to-Receivables Ratio - Appendix page 9 -

FINANCIAL SERVICES SECTOR FORD CREDIT RESULTS AND METRICS -- FULL YEAR Receivables (Bils.) On-Balance Sheet $128 $133 Securitized Off-Balance Sheet 47 35 Managed $175 $168 Charge-Offs (Mils.) On-Balance Sheet $1,891 $1,327 Managed 2,534 1,645 Loss-to-Receivables Ratio On-Balance Sheet 1.60% 1.10 % Managed - U.S. Retail and Lease 1.89 1.44 - Worldwide Total 1.40 0.97 Allow. for Credit Losses Worldwide Amount (Bils.) $2.9 $2.4 Pct. Of EOP Receivables 2.26% 1.83 % Leverage (To 1)** Financial Statement 12.0 12.6 Managed 13.0 13.7 Dividend (Bils.) $3.7 $4.3 2003 2004 Key Metrics Net Income (Mils.) $1,817 $2,862 ROE 14.0% 23.7% 2003 2004 East 3 4.4 4Q 594 839 Pre-Tax Profits (Bils.) 2003 2004 $3.0 $4.4 Full Year * Includes charge-offs on reacquired receivables; excluding the charge-offs on reacquired receivables, the ratios would be 1.52% in 2003 and 1.04% in 2004 ** See Appendix for calculation, definitions and reconciliation to GAAP * $1.4 - Appendix page 10 -

FORD CREDIT PRE-TAX INCOME EFFECT OF RECEIVABLES SALES ACTIVITY 2004 (Mils.) Fourth Quarter 2003 (Mils.) Investment and Other Income Related to Off-Balance Sheet Securitizations Earnings Impact if Reported on Balance Sheet - Appendix page 11 - Net Gain on Sales of Receivables $ 76 $ 32 $ 373 $ 155 Servicing Fees 130 89 618 372 Interest Income from Retained Securities 134 129 679 588 Excess Spread and Other 235 170 941 815 Investment and Other Income Related to Sales of Receivables $ 575 $ 420 $ 2,611 $ 1,930 Less: Whole-loan Income (90) (20) (234) (91) Income Related to Off-Balance Sheet Securitizations $ 485 $ 400 $ 2,377 $ 1,839 Retail Revenue $ 692 $ 370 $ 3,371 $ 1,926 Wholesale Revenue 248 280 1,080 1,097 Total Financing Revenue $ 940 $ 650 $ 4,451 $ 3,023 Borrowing Cost (278) (189) (1,443) (854) Net Financing Margin $ 662 $ 461 $ 3,008 $ 2,169 Credit Losses (124) (50) (551) (244) Income Before Income Taxes $ 538 $ 411 $ 2,457 $ 1,925 Recalendarization Impact of Off-Balance Sheet Securitizations $ (53) $ (11) $ (80) $ (86) 2004 (Mils.) Full Year 2003 (Mils.)

FORD CREDIT RECONCILIATIONS OF MANAGED LEVERAGE TO FINANCIAL STATEMENT LEVERAGE Total Debt* $149.7 $144.3 Total Securitized Receivables Outstanding** 49.4 37.7 Retained Interest in Securitized Receivables*** (13.0) (9.5) Adjustments for Cash and Cash Equivalents (15.7) (12.7) Adjustments for SFAS 133 (4.7) (3.2) Adjusted Debt $165.7 $156.6 Total Stockholder's Equity (incl. minority interest) $12.5 $11.5 Adjustments for SFAS 133 0.2 (0.1) Adjusted Equity $12.7 $11.4 Managed Leverage to 1**** 13.0 13.7 Financial Statement Leverage = Total Debt / Equity 12.0 12.6 * Includes $9.0 billion and $12.6 billion in 2003 and 2004 respectively of debt issued by securitization SPEs which is payable solely out of collections on the receivables sold to the SPEs and is not the legal obligation of Ford Credit ** Off-balance sheet only, including securitized funding from discontinued operations *** Includes retained interest in securitized receivables from discontinued operations **** Adjusted Debt / Adjusted Equity Dec. 31, 2003 (Bils.) Dec. 31, 2004 (Bils.) Leverage Calculation - Appendix page 12 -

Worldwide Loss-to-receivable Ratio Managed 1.73 0.99 0.87 0.95 1.09 On-Balance Sheet* 1.99 1.07 0.97 1.12 1.23 On-Balance Sheet Excl. Charge-offs on Reacquired Receivables 1.88 0.99 0.93 1.06 1.18 Ford Credit U.S. Retail and Lease Loss-to-receivable Ratio Managed 2.15 1.51 1.16 1.38 1.71 On-Balance Sheet* 2.18 1.49 1.21 1.47 1.82 On-Balance Sheet Excl. Charge-offs on Reacquired Receivables 1.98 1.34 1.13 1.36 1.73 FORD CREDIT LOSS-TO-RECEIVABLE RATIO, EXCLUDING CHARGE-OFFS ON REACQUIRED RECEIVABLES Q4 (%) 2003 2004 Q1 (%) Q2 (%) Q3 (%) - Appendix page 13 - * Includes charge-offs on reacquired receivables Q4 (%)